UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-07885

Name of Fund: Master Enhanced S&P 500 Series of Quantitative Master Series Trust

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, Master Enhanced S&P 500 Series of Quantitative Master Series Trust, 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address:
      P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 12/31/06

Date of reporting period: 01/01/06 - 12/31/06

Item 1 - Report to Stockholders

Master Enhanced S&P 500 Series of Quantitative Master Series Trust

Annual Report, December 31, 2006

A Discussion With Your Fund's Portfolio Managers

Amid a volatile investing environment, the Fund met its objective of closely tracking the performance of the benchmark Standard & Poor's 500 (S&P 500) Index during the 12-month period.

How did the portfolio perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended December 31, 2006, Master Enhanced S&P 500 Series of Quantitative Master Series Trust had a total return of +15.64%. For the same period, the S&P 500 Index generated a +15.80% return. Positive performance from our stock-substitution strategies was offset slightly by disappointing results from our stock-selection strategies.

With respect to our stock-substitution strategies, performance benefited primarily from merger arbitrage strategies. Portfolio trading conducted in response to structural index changes also contributed positively to performance. Regarding our stock-selection strategies, the value, turn of the year and earnings quality signals aided performance. Among the detractors were price momentum, earnings surprise, short interest and external financing signals. Risk control positions also hindered performance during the annual period.

Following decent, but uninspiring, results in 2004 and 2005, U.S. equities surged forward in 2006, with the S&P 500 Index advancing 15.80% to close at 1,418. Small-cap stocks posted even stronger gains, with the Russell 2000 Index registering an 18.40% increase, thanks to exceptionally strong performance in the first few months of the year.

Key highlights of the 12-month period include weaker economic growth triggered by a slowdown in the U.S. housing market; a long-awaited pause in the Federal Reserve Board's (the Fed) interest rate-hiking campaign; threats of higher inflation; and robust corporate earnings, which rose by double-digit percentages for an unprecedented fifth consecutive year. Amid these crosscurrents, financial markets were left to weather a high degree of volatility.

At the outset, a burgeoning corporate sector, ample liquidity and record levels of merger-and-acquisition (M&A) activity provided a solid backdrop for equity markets. During the first few months of 2006, U.S. stocks were solidly on an upward trajectory, posting the best first quarter gains in several years. Of note, the S&P 500 Index advanced 4.21% in the quarter, marking its largest gain since the fourth quarter of 2004 (+9.23%) and its best first quarter since 1999 (+4.98%). Growth continued outside of the housing and auto sectors (capital spending in particular expanded at a brisk pace); private equity deals, M&A action and corporate buy-backs abounded in high volumes; and corporate cash flows held steady.

Notwithstanding such broad-based strength, evidence of an economic slowdown mounted. By May, there was a striking shift in investor sentiment, triggered by a deceleration in consumer spending, rising energy prices, a slump in housing activity and uncertainty around Fed policy and the sustainability of economic growth. Stock market volatility took on a more negative spin and eventually resulted in the first double-digit correction for U.S. equity markets in nearly four years. The average U.S. stock fell by about 12%, with stocks outside the U.S. suffering even greater losses. The pullback could be attributed to several factors, not the least of which was that the lagged effects of higher interest rates and oil prices finally took their toll on both the economy and stock prices. Further, a resurgence of inflation fears prompted the Fed to continue its interest rate tightening campaign. Under the auspices of new Chairman Ben Bernanke, the central bank ended the second quarter with its 17th consecutive 25-basis-point interest rate hike since June 2004, bringing the target federal funds rate to 5.25%.

As the second half of 2006 got underway, positive momentum returned to the market. The Fed made big news in August by finally ending its streak of rate increases. At the same time, commodity prices collapsed. After reaching an all-time high near $78 per barrel in July, crude oil ended the year at $61 per barrel. Stocks generally climbed back above the levels they reached prior to the market's earlier retrenchment. Most equity markets experienced one of their best third-quarter periods in several years, though there was a broad-based changing of the guard that favored larger-cap, higher-quality and more predictable stocks over smaller-cap, lower-quality and more cyclical securities (which dominated early in the year).

Macroeconomic uncertainty persisted in the third quarter. Investors struggled with moderating economic activity - real gross domestic product growth came in at 2.2%, compared to 2.6% in the second quarter and 5.6% in the first quarter. The magnitude of the housing downturn and its effect on the consumer sector was a significant wildcard. Weakness in the U.S. dollar was challenging the stability of currency markets. Moreover, tensions in the Middle East were heating up, and economic data offered a mixed outlook for inflation.

Still, strong momentum continued in the equity markets during the year's final quarter. Key to investors' optimism were: a strong labor market, where the unemployment rate reached a post-9/11 low and year-on-year average hourly salaries reached a post-9/11 high; receding risks of higher inflation and high oil prices; and finally, the pervasive strength in corporate fundamentals that included reasonably good investment levels, healthy balance sheets and profit margins. 2006 ended and the new year began with the world awash in liquidity, global economic growth still quite strong despite the U.S. slowdown, record-high corporate profitability, fairly low inflation and interest rates, and relatively strong investor confidence.

Small- and mid-cap stocks performed quite well during the 12-month period, but relinquished their leadership to the large-cap S&P 500 Index, which posted substantial returns during the second half of the year. Within the S&P 500, the value style of investing significantly outperformed the growth style for the period, with the S&P 500 Citigroup Value Index returning +20.80% versus the +11.00% return of the S&P 500 Citigroup Growth Index.

Turning to sector performance, each of the 10 S&P 500 sectors posted positive returns for the annual period. The top performer was telecommunication services, which was up 32.13%, followed by energy and consumer discretionary, with respective returns of +22.22% and +17.23%. Information technology and health care were the weakest performers, with respective returns of +7.70% and +5.78%.

What changes were made to the portfolio during the period?

Throughout the fiscal year, as changes were made to the composition of the S&P 500 Index, we purchased and sold securities to maintain the Series' objective of tracking the risks and return of the benchmark.

We continued to use our quantitative stock-selection and stock-substitution strategies in an effort to generate returns above those offered by the index. The goal of our stock-selection process is to use quantitative techniques to determine whether a stock might outperform or underperform the market. We analyze each security by using quantitative screens that provide signals that ultimately inform our investment decisions. These signals may include earnings quality, valuations, earnings surprises, external financing, short interest and price momentum factors, among others.

We also apply stock-substitution strategies opportunistically as a value-added trading strategy. Our goal is to take advantage of temporary price strength in a security that might result from a corporate acquisition, corporate restructuring or index composition change. We also might employ convertible bond substitution when opportunities exist, taking a position in a company's convertible securities -- bonds that can be exchanged for shares of stock, in certain situations -- as a cheaper alternative to buying its equity shares.

In December 2006, we implemented the turn of the year signal. We also removed the earnings surprise signal and increased the turn of the year signal exposure heading into year-end.

How would you characterize the portfolio's position at the close of the period?

We believe the portfolio remains positioned to match the risk characteristics of its benchmark, regardless of the direction the market takes.

Leon Roisenberg
Vice President and Co-Portfolio Manager

Jeffrey L. Russo, CFA
Vice President and Co-Portfolio Manager

January 19, 2007

Master Enhanced S&P 500 Series

Portfolio Information
As of December 31, 2006

                                                               Percent of
Sector Representation                                          Total Investments
--------------------------------------------------------------------------------
Financial Services                                                   20.1%
Information Technology                                               14.2
Industrials                                                          11.7
Consumer Discretionary                                               10.9
Health Care                                                          10.2
Energy                                                                8.9
Consumer Staples                                                      6.8
Utilities                                                             3.9
Telecommunication Services                                            2.6
Materials                                                             2.5
Other*                                                                8.2
--------------------------------------------------------------------------------
*     Includes portfolio holdings in short-term investments.

For Series compliance purposes, the Series' sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Series management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

Master Enhanced S&P 500 Series

Schedule of Investments as of December 31, 2006

                                             Shares
Industry                                       Held   Common Stocks                                                    Value
------------------------------------------------------------------------------------------------------------------------------
Aerospace & Defense - 2.4%                   51,700   Boeing Co.                                                  $  4,593,028
                                             11,200   General Dynamics Corp.                                           832,720
                                             70,800   Honeywell International, Inc.                                  3,202,992
                                                300   L-3 Communications Holdings, Inc.                                 24,534
                                             10,200   Lockheed Martin Corp.                                            939,114
                                             14,100   Northrop Grumman Corp.                                           954,570
                                             63,800   Raytheon Co.                                                   3,368,640
                                              7,100   Rockwell Collins, Inc.                                           449,359
                                                                                                                  ------------
                                                                                                                    14,364,957
------------------------------------------------------------------------------------------------------------------------------

Air Freight & Logistics - 1.2%                9,100   FedEx Corp.                                                      988,442
                                             84,800   United Parcel Service, Inc. Class B (d)                        6,358,304
                                                                                                                  ------------
                                                                                                                     7,346,746
------------------------------------------------------------------------------------------------------------------------------
Airlines - 0.1%                              32,213   Southwest Airlines Co.                                           493,503
------------------------------------------------------------------------------------------------------------------------------
Auto Components - 0.0%                        3,400   Johnson Controls, Inc.                                           292,128
------------------------------------------------------------------------------------------------------------------------------
Automobiles - 0.2%                           77,000   Ford Motor Co. (d)                                               578,270
                                             15,300   General Motors Corp.                                             470,016
                                              6,000   Harley-Davidson, Inc.                                            422,820
                                                                                                                  ------------
                                                                                                                     1,471,106
------------------------------------------------------------------------------------------------------------------------------
Beverages - 0.3%                              3,800   The Coca-Cola Co.                                                183,350
                                             50,800   Constellation Brands, Inc. Class A (a)                         1,474,216
                                                 12   Molson Coors Brewing Co. Class B                                     917
                                              5,610   PepsiCo, Inc.                                                    350,906
                                                                                                                  ------------
                                                                                                                     2,009,389
------------------------------------------------------------------------------------------------------------------------------
Biotechnology - 0.8%                         42,380   Amgen, Inc. (a)                                                2,894,978
                                              8,010   Biogen Idec, Inc. (a)                                            394,012
                                              1,800   Genzyme Corp. (a)                                                110,844
                                              5,500   MedImmune, Inc. (a)                                              178,035
                                             55,400   Sirna Therapeutics, Inc. (a)                                     720,754
                                             18,200   Tanox, Inc. (a)                                                  362,180
                                                                                                                  ------------
                                                                                                                     4,660,803
------------------------------------------------------------------------------------------------------------------------------
Building Products - 0.3%                     65,200   Masco Corp.                                                    1,947,524
------------------------------------------------------------------------------------------------------------------------------
Capital Markets - 2.7%                        2,900   Ameriprise Financial, Inc.                                       158,050
                                             21,300   The Bank of New York Co., Inc.                                   838,581
                                            185,900   The Charles Schwab Corp.                                       3,595,306
                                              6,100   E*Trade Financial Corp. (a)                                      136,762
                                              3,350   Franklin Resources, Inc.                                         369,070
                                             15,700   Goldman Sachs Group, Inc.                                      3,129,795
                                             29,600   Janus Capital Group, Inc.                                        639,064
                                             17,100   Lehman Brothers Holdings, Inc.                                 1,335,852
                                             25,000   Mellon Financial Corp.                                         1,053,750
                                             48,800   Morgan Stanley                                                 3,973,784
                                              1,300   Northern Trust Corp.                                              78,897
                                              7,700   State Street Corp.                                               519,288
                                              2,900   T. Rowe Price Group, Inc.                                        126,933
                                                                                                                  ------------
                                                                                                                    15,955,132
------------------------------------------------------------------------------------------------------------------------------
Chemicals - 0.8%                              3,600   Air Products & Chemicals, Inc.                                   253,008
                                              2,900   Ashland, Inc.                                                    200,622
                                             15,600   Monsanto Co.                                                     819,468
                                             14,100   PPG Industries, Inc.                                             905,361
                                             38,600   Praxair, Inc.                                                  2,290,138
                                                                                                                  ------------
                                                                                                                     4,468,597
------------------------------------------------------------------------------------------------------------------------------

Master Enhanced S&P 500 Series

Schedule of Investments as of December 31, 2006

                                             Shares
Industry                                       Held   Common Stocks                                                    Value
------------------------------------------------------------------------------------------------------------------------------
Commercial Banks - 3.7%                      14,225   BB&T Corp.                                                  $    624,904
                                                200   Comerica, Inc.                                                    11,736
                                              5,318   Compass Bancshares, Inc.                                         317,219
                                             13,534   Fifth Third Bancorp                                              553,947
                                             10,100   Huntington Bancshares, Inc.                                      239,875
                                              4,900   Interchange Financial Services Corp.                             112,651
                                              6,400   KeyCorp                                                          243,392
                                             14,400   Marshall & Ilsley Corp.                                          692,784
                                             18,462   National City Corp.                                              674,971
                                             12,102   PNC Financial Services Group, Inc. (b)                           896,032
                                             19,298   Regions Financial Corp.                                          721,745
                                              8,737   State National Bancshares, Inc.                                  336,287
                                             51,800   SunTrust Banks, Inc.                                           4,374,510
                                              1,000   Synovus Financial Corp.                                           30,830
                                             62,154   U.S. Bancorp                                                   2,249,353
                                             85,180   Wachovia Corp.                                                 4,851,001
                                            136,510   Wells Fargo & Co.                                              4,854,296
                                                                                                                  ------------
                                                                                                                    21,785,533
------------------------------------------------------------------------------------------------------------------------------
Commercial Services &                        56,799   Aramark Corp.                                                  1,899,927
Supplies - 0.5%                               4,700   Banta Corp.                                                      171,080
                                             21,900   Robert Half International, Inc.                                  812,928
                                                                                                                  ------------
                                                                                                                     2,883,935
------------------------------------------------------------------------------------------------------------------------------
Communications Equipment - 2.4%              18,800   Avaya, Inc. (a)                                                  262,824
                                              3,414   Ciena Corp. (a)                                                   94,602
                                            143,500   Cisco Systems, Inc. (a)                                        3,921,855
                                              8,300   Comverse Technology, Inc. (a)                                    175,213
                                             87,700   Corning, Inc. (a)                                              1,640,867
                                            112,500   Juniper Networks, Inc. (a)                                     2,130,750
                                            144,203   Motorola, Inc.                                                 2,964,814
                                             67,600   QUALCOMM, Inc.                                                 2,554,604
                                             18,405   Tellabs, Inc. (a)                                                188,835
                                                                                                                  ------------
                                                                                                                    13,934,364
------------------------------------------------------------------------------------------------------------------------------
Computers & Peripherals - 4.1%               40,700   Apple Computer, Inc. (a)                                       3,452,988
                                            172,400   Dell, Inc. (a)                                                 4,325,516
                                             96,908   EMC Corp. (a)                                                  1,279,186
                                            147,107   Hewlett-Packard Co.                                            6,059,337
                                             58,747   International Business Machines Corp.                          5,707,271
                                             26,000   Lexmark International, Inc. Class A (a)                        1,903,200
                                                300   NCR Corp. (a)                                                     12,828
                                             15,400   Network Appliance, Inc. (a)                                      604,912
                                              6,500   QLogic Corp. (a)                                                 142,480
                                            144,800   Sun Microsystems, Inc. (a)                                       784,816
                                                                                                                  ------------
                                                                                                                    24,272,534
------------------------------------------------------------------------------------------------------------------------------
Consumer Finance - 1.3%                      99,390   American Express Co.                                           6,029,991
                                             21,644   Capital One Financial Corp.                                    1,662,692
                                                                                                                  ------------
                                                                                                                     7,692,683
------------------------------------------------------------------------------------------------------------------------------
Containers & Packaging - 0.1%                13,500   Pactiv Corp. (a)                                                 481,815
------------------------------------------------------------------------------------------------------------------------------
Diversified Consumer                          5,700   Apollo Group, Inc. Class A (a)                                   222,129
Services - 0.0%
------------------------------------------------------------------------------------------------------------------------------
Diversified Financial                       116,166   Bank of America Corp. (h)                                      6,202,103
Services - 4.9%                                 800   Chicago Mercantile Exchange Holdings, Inc.                       407,800
                                            261,513   Citigroup, Inc.                                               14,566,274

Master Enhanced S&P 500 Series

Schedule of Investments as of December 31, 2006

                                             Shares
Industry                                       Held   Common Stocks                                                    Value
------------------------------------------------------------------------------------------------------------------------------
                                            150,163   JPMorgan Chase & Co.                                        $  7,252,873
                                              4,900   Moody's Corp.                                                    338,394
                                                                                                                  ------------
                                                                                                                    28,767,444
------------------------------------------------------------------------------------------------------------------------------
Diversified Telecommunication               110,935   AT&T Inc.                                                      3,965,926
Services - 2.6%                             107,223   BellSouth Corp.                                                5,051,276
                                              6,152   Embarq Corp.                                                     323,349
                                            160,300   Qwest Communications International Inc. (a)                    1,341,711
                                            109,540   Verizon Communications, Inc.                                   4,079,270
                                             33,300   Windstream Corp.                                                 473,526
                                                                                                                  ------------
                                                                                                                    15,235,058
------------------------------------------------------------------------------------------------------------------------------
Electric Utilities - 0.8%                     6,800   Allegheny Energy, Inc. (a)                                       312,188
                                              7,000   American Electric Power Co., Inc.                                298,060
                                             13,500   Edison International                                             613,980
                                             21,124   Exelon Corp.                                                   1,307,364
                                              9,400   FPL Group, Inc.                                                  511,548
                                             55,000   PPL Corp.                                                      1,971,200
                                                                                                                  ------------
                                                                                                                     5,014,340
------------------------------------------------------------------------------------------------------------------------------
Electrical Equipment - 0.6%                  59,500   American Power Conversion Corp.                                1,820,105
                                              3,700   Cooper Industries Ltd. Class A                                   334,591
                                             24,300   Emerson Electric Co.                                           1,070,901
                                              1,700   Rockwell Automation, Inc.                                        103,836
                                                                                                                  ------------
                                                                                                                     3,329,433
------------------------------------------------------------------------------------------------------------------------------
Electronic Equipment &                       27,200   Agilent Technologies, Inc. (a)                                   947,920
Instruments - 0.7%                            7,600   Jabil Circuit, Inc.                                              186,580
                                              5,800   Molex, Inc.                                                      183,454
                                             21,900   Sanmina-SCI Corp. (a)                                             75,555
                                             37,700   Solectron Corp. (a)                                              121,394
                                            162,143   Symbol Technologies, Inc.                                      2,422,416
                                                                                                                  ------------
                                                                                                                     3,937,319
------------------------------------------------------------------------------------------------------------------------------
Energy Equipment & Services - 1.2%           96,100   BJ Services Co.                                                2,817,652
                                              8,200   Baker Hughes, Inc.                                               612,212
                                             53,300   Halliburton Co. (d)                                            1,654,965
                                              2,700   Nabors Industries Ltd. (a)                                        80,406
                                              3,600   Noble Corp.                                                      274,140
                                             23,700   Rowan Cos., Inc.                                                 786,840
                                              7,700   Transocean, Inc. (a)                                             622,853
                                                                                                                  ------------
                                                                                                                     6,849,068
------------------------------------------------------------------------------------------------------------------------------
Food & Staples Retailing - 0.4%              19,300   Costco Wholesale Corp.                                         1,020,391
                                             16,700   The Kroger Co.                                                   385,269
                                                 13   SUPERVALU Inc.                                                       465
                                              9,800   Safeway, Inc.                                                    338,688
                                             16,005   Wal-Mart Stores, Inc.                                            739,111
                                                                                                                  ------------
                                                                                                                     2,483,924
------------------------------------------------------------------------------------------------------------------------------
Food Products - 1.7%                         88,300   Archer Daniels Midland Co.                                     2,822,068
                                                 38   Campbell Soup Co.                                                  1,478
                                            136,400   ConAgra Foods, Inc.                                            3,682,800
                                             10,000   HJ Heinz Co.                                                     450,100
                                             84,100   McCormick & Co., Inc.                                          3,242,896
                                                                                                                  ------------
                                                                                                                    10,199,342
------------------------------------------------------------------------------------------------------------------------------
Gas Utilities - 0.0%                          5,000   Spectra Energy Corp. (a)                                         138,750
------------------------------------------------------------------------------------------------------------------------------

Master Enhanced S&P 500 Series

Schedule of Investments as of December 31, 2006

                                             Shares
Industry                                       Held   Common Stocks                                                    Value
------------------------------------------------------------------------------------------------------------------------------
Health Care Equipment &                      10,100   Becton Dickinson & Co.                                      $    708,515
Supplies - 0.8%                               8,600   Biomet, Inc.                                                     354,922
                                            161,307   Boston Scientific Corp. (a)                                    2,771,254
                                             20,500   Conor Medsystems, Inc. (a)                                       642,265
                                                                                                                  ------------
                                                                                                                     4,476,956
------------------------------------------------------------------------------------------------------------------------------
Health Care Providers &                      28,200   Aetna, Inc.                                                    1,217,676
Services - 4.2%                              64,300   AmerisourceBergen Corp.                                        2,890,928
                                             61,355   Cardinal Health, Inc.                                          3,953,103
                                             11,809   Caremark Rx, Inc.                                                674,412
                                             22,900   Cigna Corp.                                                    3,012,953
                                             10,900   Horizon Health Corp. (a)                                         213,313
                                             41,000   Humana, Inc. (a)                                               2,267,710
                                             59,400   McKesson Corp.                                                 3,011,580
                                                 16   Medco Health Solutions, Inc. (a)                                     855
                                             12,795   Per-Se Technologies, Inc. (a)                                    355,445
                                            108,713   UnitedHealth Group, Inc.                                       5,841,149
                                             20,357   WellPoint, Inc. (a)                                            1,601,892
                                                                                                                  ------------
                                                                                                                    25,041,016
------------------------------------------------------------------------------------------------------------------------------
Hotels, Restaurants &                        19,930   Aztar Corp. (a)                                                1,084,591
Leisure - 2.0%                                   27   Carnival Corp.                                                     1,324
                                              5,100   Chipotle Mexican Grill, Inc. Class A (a)                         290,700
                                              3,300   Harrah's Entertainment, Inc. (h)                                 272,976
                                             16,198   Hilton Hotels Corp.                                              565,310
                                              6,800   International Game Technology                                    314,160
                                              3,200   Las Vegas Sands Corp. (a)                                        286,336
                                             27,100   Marriott International, Inc. Class A                           1,293,212
                                             48,482   McDonald's Corp.                                               2,149,207
                                             98,400   Starbucks Corp. (a)                                            3,485,328
                                              8,600   Starwood Hotels & Resorts Worldwide, Inc.                        537,500
                                              1,300   Tim Hortons, Inc.                                                 37,648
                                              6,544   Wendy's International, Inc.                                      216,541
                                             19,000   Wyndham Worldwide Corp. (a)                                      608,380
                                              3,100   Wynn Resorts Ltd.                                                290,935
                                              4,400   Yum! Brands, Inc.                                                258,720
                                                                                                                  ------------
                                                                                                                    11,692,868
------------------------------------------------------------------------------------------------------------------------------
Household Durables - 0.6%                    21,500   Centex Corp.                                                   1,209,805
                                             11,100   DR Horton, Inc.                                                  294,039
                                              2,700   Harman International Industries, Inc.                            269,757
                                              7,500   Leggett & Platt, Inc.                                            179,250
                                              5,699   Lennar Corp. Class A                                             298,970
                                              1,600   Pulte Homes, Inc.                                                 52,992
                                              2,400   Snap-On, Inc.                                                    114,336
                                             34,400   Yankee Candle Co., Inc.                                        1,179,232
                                                                                                                  ------------
                                                                                                                     3,598,381
------------------------------------------------------------------------------------------------------------------------------
Household Products - 1.7%                    15,200   Colgate-Palmolive Co.                                            991,648
                                             65,600   Kimberly-Clark Corp.                                           4,457,520
                                             68,605   The Procter & Gamble Co.                                       4,409,243
                                                                                                                  ------------
                                                                                                                     9,858,411
------------------------------------------------------------------------------------------------------------------------------
IT Services - 1.1%                           14,700   Automatic Data Processing, Inc.                                  723,975
                                              1,700   Computer Sciences Corp. (a)                                       90,729
                                              5,700   Convergys Corp. (a)                                              135,546

Master Enhanced S&P 500 Series

Schedule of Investments as of December 31, 2006

                                             Shares
Industry                                       Held   Common Stocks                                                    Value
------------------------------------------------------------------------------------------------------------------------------
                                             23,500   Electronic Data Systems Corp.                               $    647,425
                                             14,700   Fidelity National Information Services, Inc.                     589,323
                                             32,155   First Data Corp.                                                 820,596
                                             52,629   Kanbay International, Inc. (a)                                 1,514,136
                                              4,400   Paychex, Inc.                                                    173,976
                                             41,100   Sabre Holdings Corp. Class A                                   1,310,679
                                                100   Unisys Corp. (a)                                                     784
                                             34,755   The Western Union Co.                                            779,207
                                                                                                                  ------------
                                                                                                                     6,786,376
------------------------------------------------------------------------------------------------------------------------------
Independent Power Producers &                27,300   The AES Corp.(a)(h)                                              601,692
Energy Traders - 0.6%                         1,700   Constellation Energy Group, Inc.                                 117,079
                                                201   Dynegy, Inc. Class A (a)                                           1,455
                                             57,500   TXU Corp.                                                      3,117,075
                                                                                                                  ------------
                                                                                                                     3,837,301
------------------------------------------------------------------------------------------------------------------------------
Industrial Conglomerates - 4.2%              69,700   3M Co.                                                         5,431,721
                                            415,400   General Electric Co.                                          15,457,034
                                              1,100   Textron, Inc.                                                    103,147
                                            121,442   Tyco International Ltd.                                        3,691,837
                                                                                                                  ------------
                                                                                                                    24,683,739
------------------------------------------------------------------------------------------------------------------------------
Insurance - 4.6%                             38,500   ACE Ltd.                                                       2,331,945
                                              2,200   AON Corp.                                                         77,748
                                             63,700   The Allstate Corp.                                             4,147,507
                                            101,675   American International Group, Inc. (h)                         7,286,031
                                             17,000   Chubb Corp.                                                      899,470
                                             21,500   Direct General Corp.                                             443,760
                                              7,096   Genworth Financial, Inc. Class A                                 242,754
                                             22,000   Hartford Financial Services Group, Inc.                        2,052,820
                                              5,865   Lincoln National Corp.                                           389,436
                                              9,286   Loews Corp.                                                      385,090
                                                100   MBIA, Inc.                                                         7,306
                                             12,000   Marsh & McLennan Cos., Inc.                                      367,920
                                             84,300   MetLife, Inc. (d)                                              4,974,543
                                              4,300   Principal Financial Group, Inc.                                  252,410
                                             15,300   Prudential Financial, Inc.                                     1,313,658
                                             20,829   The St. Paul Travelers Cos., Inc.                              1,118,309
                                             14,100   UnumProvident Corp.                                              292,998
                                              7,400   XL Capital Ltd. Class A                                          532,948
                                                                                                                  ------------
                                                                                                                    27,116,653
------------------------------------------------------------------------------------------------------------------------------
Internet & Catalog Retail - 0.4%             62,200   IAC/InterActiveCorp (a)                                        2,311,352
------------------------------------------------------------------------------------------------------------------------------
Internet Software & Services - 1.3%           9,500   Digital Insight Corp. (a)                                        365,655
                                             29,600   Digitas, Inc. (a)                                                396,936
                                             41,005   eBay, Inc. (a)                                                 1,233,020
                                              9,138   Google, Inc. Class A (a)                                       4,207,866
                                             10,100   VeriSign, Inc. (a)                                               242,905
                                             42,232   Yahoo!, Inc. (a)                                               1,078,605
                                                                                                                  ------------
                                                                                                                     7,524,987
------------------------------------------------------------------------------------------------------------------------------
Leisure Equipment & Products - 0.4%          90,700   Eastman Kodak Co.                                              2,340,060
                                                600   Mattel, Inc.                                                      13,596
                                                                                                                  ------------
                                                                                                                     2,353,656
------------------------------------------------------------------------------------------------------------------------------
Life Sciences Tools &                        21,900   Applera Corp. - Applied Biosystems Group                         803,511
Services - 0.8%                              16,300   PerkinElmer, Inc.                                                362,349

Master Enhanced S&P 500 Series

Schedule of Investments as of December 31, 2006

                                             Shares
Industry                                       Held   Common Stocks                                                    Value
------------------------------------------------------------------------------------------------------------------------------
                                             78,635   Thermo Electron Corp. (a)                                   $  3,561,379
                                              4,200   Waters Corp. (a)                                                 205,674
                                                                                                                  ------------
                                                                                                                     4,932,913
------------------------------------------------------------------------------------------------------------------------------
Machinery - 1.8%                             66,800   Caterpillar, Inc.                                              4,096,844
                                             23,500   Danaher Corp. (d)                                              1,702,340
                                             35,900   Deere & Co.                                                    3,413,013
                                              1,100   Eaton Corp.                                                       82,654
                                             17,200   Illinois Tool Works, Inc.                                        794,468
                                              4,400   Ingersoll-Rand Co. Class A                                       172,172
                                              5,050   PACCAR, Inc.                                                     327,745
                                              4,600   Terex Corp. (a)                                                  297,068
                                                                                                                  ------------
                                                                                                                    10,886,304
------------------------------------------------------------------------------------------------------------------------------
Media - 3.6%                                 13,300   Advo, Inc.                                                       433,580
                                             61,648   CBS Corp. Class B                                              1,922,185
                                             11,700   Clear Channel Communications, Inc.                               415,818
                                             89,257   Comcast Corp. Class A (a)(d)                                   3,778,249
                                             19,300   The DIRECTV Group, Inc. (a)                                      481,342
                                              9,790   Gannett Co., Inc.                                                591,903
                                                100   Interpublic Group of Cos., Inc. (a)                                1,224
                                              2,300   Liberty Media Holding Corp. - Capital (a)                        225,354
                                              5,100   Live Nation (a)                                                  114,240
                                             39,400   The McGraw-Hill Cos., Inc.                                     2,679,988
                                             80,400   News Corp. Class A                                             1,726,992
                                             19,600   News Corp. Class B                                               436,296
                                              7,100   Omnicom Group                                                    742,234
                                             49,500   The Reader's Digest Association, Inc. Class A                    826,650
                                            179,825   Time Warner, Inc.                                              3,916,589
                                             84,200   Univision Communications, Inc. Class A (a)                     2,982,364
                                                  7   Walt Disney Co.                                                      240
                                                                                                                  ------------
                                                                                                                    21,275,248
------------------------------------------------------------------------------------------------------------------------------
Metals & Mining - 1.7%                      119,500   Alcoa, Inc.                                                    3,586,195
                                              1,600   Allegheny Technologies, Inc.                                     145,088
                                             41,700   Freeport-McMoRan Copper & Gold, Inc. Class B                   2,323,941
                                              8,500   Nucor Corp.                                                      464,610
                                             24,600   Oregon Steel Mills, Inc. (a)                                   1,535,286
                                             13,300   Phelps Dodge Corp.                                             1,592,276
                                              5,100   United States Steel Corp.                                        373,014
                                                                                                                  ------------
                                                                                                                    10,020,410
------------------------------------------------------------------------------------------------------------------------------
Multi-Utilities - 2.5%                        7,300   DTE Energy Co.                                                   353,393
                                             46,400   Dominion Resources, Inc.                                       3,890,176
                                            147,524   Duke Energy Corp. (d)                                          4,899,272
                                              1,800   KeySpan Corp.                                                     74,124
                                             11,215   NiSource, Inc.                                                   270,282
                                             21,600   NorthWestern Corp.                                               764,208
                                             49,100   PG&E Corp.                                                     2,323,903
                                              4,400   Public Service Enterprise Group, Inc.                            292,072
                                              3,800   Sempra Energy                                                    212,952
                                             83,100   Xcel Energy, Inc.                                              1,916,286
                                                                                                                  ------------
                                                                                                                    14,996,668
------------------------------------------------------------------------------------------------------------------------------
Multiline Retail - 1.3%                       4,700   Big Lots, Inc. (a)                                               107,724
                                             29,200   Dillard's, Inc. Class A                                        1,021,124

Master Enhanced S&P 500 Series

Schedule of Investments as of December 31, 2006

                                             Shares
Industry                                       Held   Common Stocks                                                    Value
------------------------------------------------------------------------------------------------------------------------------
                                             33,800   Dollar General Corp.                                        $    542,828
                                             14,270   Federated Department Stores                                      544,115
                                             41,500   JC Penney Co., Inc.                                            3,210,440
                                             10,200   Nordstrom, Inc.                                                  503,268
                                             18,200   Saks, Inc.                                                       324,324
                                             28,500   Target Corp.                                                   1,625,925
                                                                                                                  ------------
                                                                                                                     7,879,748
------------------------------------------------------------------------------------------------------------------------------
Office Electronics - 0.1%                    40,700   Xerox Corp. (a)                                                  689,865
------------------------------------------------------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels - 8.0%           18,800   Anadarko Petroleum Corp. (h)                                     818,176
                                             13,600   Apache Corp.                                                     904,536
                                              7,800   Chesapeake Energy Corp.                                          226,590
                                             84,702   Chevron Corp.                                                  6,228,138
                                             69,000   ConocoPhillips                                                 4,964,550
                                                900   Consol Energy, Inc.                                               28,917
                                             47,890   Devon Energy Corp.                                             3,212,461
                                              4,300   EOG Resources, Inc.                                              268,535
                                             28,600   El Paso Corp.                                                    437,008
                                            279,490   Exxon Mobil Corp.                                             21,417,319
                                              6,900   Forest Oil Corp. (a)                                             225,492
                                              3,218   Giant Industries, Inc. (a)                                       241,189
                                             12,775   Hess Corp.                                                       633,257
                                              1,000   Houston Exploration Co. (a)                                       51,780
                                             11,200   Kinder Morgan, Inc.                                            1,184,400
                                             11,236   Marathon Oil Corp.                                             1,039,330
                                             10,100   Mariner Energy, Inc. (a)                                         197,960
                                              1,800   Murphy Oil Corp.                                                  91,530
                                             27,504   Occidental Petroleum Corp.                                     1,343,020
                                              5,800   Peabody Energy Corp.                                             234,378
                                              1,000   Sunoco, Inc.                                                      62,360
                                             41,623   Valero Energy Corp.                                            2,129,433
                                             24,600   Williams Cos., Inc.                                              642,552
                                             17,500   XTO Energy, Inc.                                                 823,375
                                                                                                                  ------------
                                                                                                                    47,406,286
------------------------------------------------------------------------------------------------------------------------------
Paper & Forest Products - 0.1%                7,500   MeadWestvaco Corp.                                               225,450
                                              4,200   Weyerhaeuser Co.                                                 296,730
                                                                                                                  ------------
                                                                                                                       522,180
------------------------------------------------------------------------------------------------------------------------------
Personal Products - 0.6%                     11,100   Alberto-Culver Co.                                               238,095
                                              7,500   Avon Products, Inc.                                              247,800
                                             69,300   The Estee Lauder Cos., Inc. Class A                            2,828,826
                                                                                                                  ------------
                                                                                                                     3,314,721
------------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals - 3.9%                       21,100   Abbott Laboratories (h)                                        1,027,781
                                                  6   Allergan, Inc.                                                       718
                                              8,100   Forest Laboratories, Inc. (a)                                    409,860
                                             64,309   Johnson & Johnson                                              4,245,680
                                             10,002   Merck & Co., Inc.                                                436,087
                                            115,900   Mylan Laboratories                                             2,313,364
                                            415,040   Pfizer, Inc.                                                  10,749,536
                                             46,400   Schering-Plough Corp.                                          1,096,896
                                             48,400   Wyeth                                                          2,464,528
                                                                                                                  ------------
                                                                                                                    22,744,450
------------------------------------------------------------------------------------------------------------------------------

Master Enhanced S&P 500 Series

Schedule of Investments as of December 31, 2006

                                             Shares
Industry                                       Held   Common Stocks                                                    Value
------------------------------------------------------------------------------------------------------------------------------
Real Estate Investment Trusts                 2,500   Archstone-Smith Trust                                       $    145,525
(REITs) - 0.8%                                1,292   Boston Properties, Inc.                                          144,549
                                              6,200   Equity Office Properties Trust                                   298,654
                                              9,200   Government Properties Trust, Inc.                                 97,520
                                              7,607   Host Marriott Corp.                                              186,752
                                              9,401   Kimco Realty Corp.                                               422,575
                                             74,819   MortgageIT Holdings, Inc.                                      1,103,580
                                             10,000   ProLogis                                                         607,700
                                              1,004   Public Storage, Inc.                                              97,890
                                              9,390   Simon Property Group, Inc.                                       951,113
                                             22,300   Trustreet Properties, Inc.                                       375,755
                                              2,100   Vornado Realty Trust                                             255,150
                                                                                                                  ------------
                                                                                                                     4,686,763
------------------------------------------------------------------------------------------------------------------------------
Real Estate Management &                        400   CB Richard Ellis Group, Inc. (a)                                  13,280
Development - 0.1%                           20,649   Realogy Corp. (a)                                                626,078
                                                                                                                  ------------
                                                                                                                       639,358
------------------------------------------------------------------------------------------------------------------------------
Road & Rail - 0.9%                            9,600   Burlington Northern Santa Fe Corp.                               708,576
                                             18,100   CSX Corp.                                                        623,183
                                             18,400   Norfolk Southern Corp.                                           925,336
                                             49,200   RailAmerica, Inc. (a)                                            791,136
                                             22,100   Union Pacific Corp.                                            2,033,642
                                                                                                                  ------------
                                                                                                                     5,081,873
------------------------------------------------------------------------------------------------------------------------------
Semiconductors & Semiconductor                   13   Advanced Micro Devices, Inc. (a)                                     264
Equipment - 2.2%                             14,800   Altera Corp. (a)                                                 291,264
                                             14,800   Analog Devices, Inc.                                             486,476
                                             56,800   Applied Materials, Inc.                                        1,047,960
                                             12,300   Broadcom Corp. Class A (a)                                       397,413
                                            307,700   Intel Corp.                                                    6,230,925
                                              1,600   Kla-Tencor Corp.                                                  79,600
                                             16,400   LSI Logic Corp. (a)                                              147,600
                                              3,500   Maxim Integrated Products, Inc.                                  107,170
                                             30,100   Micron Technology, Inc. (a)                                      420,196
                                             12,300   National Semiconductor Corp.                                     279,210
                                              5,200   Novellus Systems, Inc. (a)                                       178,984
                                              8,100   Nvidia Corp. (a)                                                 299,781
                                             10,800   Portalplayer, Inc. (a)                                           145,260
                                              8,200   Teradyne, Inc. (a)                                               122,672
                                             75,200   Texas Instruments, Inc.                                        2,165,760
                                             17,342   Verigy Ltd. (a)                                                  307,821
                                             14,100   Xilinx, Inc. (d)                                                 335,721
                                                                                                                  ------------
                                                                                                                    13,044,077
------------------------------------------------------------------------------------------------------------------------------
Software - 2.7%                               8,700   BMC Software, Inc. (a)                                           280,140
                                             17,000   CA, Inc.                                                         385,050
                                             12,700   Electronic Arts, Inc. (a)                                        639,572
                                              5,000   Intuit, Inc. (a)                                                 152,550
                                            452,490   Microsoft Corp. (d)                                           13,511,351
                                                100   Novell, Inc. (a)                                                     620
                                             32,483   Open Solutions, Inc. (a)                                       1,222,660
                                              3,698   Oracle Corp. (a)                                                  63,384
                                                                                                                  ------------
                                                                                                                    16,255,327
------------------------------------------------------------------------------------------------------------------------------

Master Enhanced S&P 500 Series

Schedule of Investments as of December 31, 2006

                                             Shares
Industry                                       Held   Common Stocks                                                    Value
------------------------------------------------------------------------------------------------------------------------------
Specialty Retail - 1.5%                          17   AutoNation, Inc. (a)                                        $        362
                                             66,900   Bed Bath & Beyond, Inc. (a)                                    2,548,890
                                             11,500   Best Buy Co., Inc.                                               565,685
                                             34,900   Circuit City Stores, Inc.                                        662,402
                                             22,000   The Gap, Inc.                                                    429,000
                                             75,800   Home Depot, Inc.                                               3,044,128
                                              4,874   Limited Brands                                                   141,054
                                              4,800   Office Depot, Inc. (a)                                           183,216
                                              3,100   OfficeMax, Inc.                                                  153,915
                                              5,600   RadioShack Corp.                                                  93,968
                                             11,100   Sally Beauty Co., Inc. (a)                                        86,580
                                              4,600   The Sherwin-Williams Co.                                         292,468
                                             17,300   Staples, Inc.                                                    461,910
                                                                                                                  ------------
                                                                                                                     8,663,578
------------------------------------------------------------------------------------------------------------------------------
Textiles, Apparel & Luxury                   62,800   Coach, Inc. (a)                                                2,697,888
Goods - 1.1%                                  4,600   Jones Apparel Group, Inc.                                        153,778
                                             26,200   Nike, Inc. Class B                                             2,594,586
                                             12,300   VF Corp.                                                       1,009,584
                                                                                                                  ------------
                                                                                                                     6,455,836
------------------------------------------------------------------------------------------------------------------------------
Thrifts & Mortgage Finance - 1.9%            16,700   Countrywide Financial Corp.                                      708,915
                                             70,700   Fannie Mae                                                     4,198,873
                                             22,620   Freddie Mac                                                    1,535,898
                                            109,155   Washington Mutual, Inc.                                        4,965,461
                                                                                                                  ------------
                                                                                                                    11,409,147
------------------------------------------------------------------------------------------------------------------------------
Tobacco - 2.3%                              125,833   Altria Group, Inc.                                            10,798,988
                                             44,000   UST, Inc.                                                      2,560,800
                                                                                                                  ------------
                                                                                                                    13,359,788
------------------------------------------------------------------------------------------------------------------------------
Wireless Telecommunication                    5,633   Alltel Corp.                                                     340,683
 Services - 0.1%                              3,000   Sprint Nextel Corp.                                               56,670
                                                                                                                  ------------
                                                                                                                       397,353
------------------------------------------------------------------------------------------------------------------------------
                                                      Total Common Stocks
                                                      (Cost - $465,343,384) - 93.7%                                554,181,145
------------------------------------------------------------------------------------------------------------------------------

                                                      Exchange-Traded Funds (f)
------------------------------------------------------------------------------------------------------------------------------
                                                200   MidCap SPDR Trust Series 1                                        29,228
                                             30,220   SPDR Trust Series 1 (d)                                        4,282,174
                                                                                                                  ------------
                                                                                                                     4,311,402
------------------------------------------------------------------------------------------------------------------------------
                                                      Total Exchange-Traded Funds
                                                      (Cost - $3,998,204) - 0.7%                                     4,311,402
------------------------------------------------------------------------------------------------------------------------------


                                               Face
                                             Amount   Fixed Income Securities
------------------------------------------------------------------------------------------------------------------------------
Biotechnology - 0.1%                      $ 475,000   Genzyme Corp., 1.25% due 12/01/2023 (c)                          494,000

------------------------------------------------------------------------------------------------------------------------------
Industrial Conglomerates - 0.1%             291,000   Tyco International Group SA, 3.125% due 1/15/2023 (c)            412,129
------------------------------------------------------------------------------------------------------------------------------
                                                      Total Fixed Income Securities
                                                      (Cost - $926,616) - 0.2%                                         906,129
------------------------------------------------------------------------------------------------------------------------------

                                         Beneficial
                                           Interest   Short-Term Securities
------------------------------------------------------------------------------------------------------------------------------
                                       $ 30,589,577   BlackRock Liquidity Series, LLC Cash Sweep Series,
                                                      5.26% (b)(e)                                                  30,589,577
                                         19,648,700   BlackRock Liquidity Series, LLC Money Market Series,
                                                      5.29% (b)(e)(g)                                               19,648,700
------------------------------------------------------------------------------------------------------------------------------
                                                      Total Short-Term Securities
                                                      (Cost - $50,238,277) - 8.5%                                   50,238,277
------------------------------------------------------------------------------------------------------------------------------
                                                      Total Investments (Cost - $520,506,481*) - 103.1%            609,636,953

                                                      Liabilities in Excess of Other Assets - (3.1%)              (18,456,120)
                                                                                                                  ------------
                                                      Net Assets - 100.0%                                         $591,180,833
                                                                                                                  ============

Master Enhanced S&P 500 Series
Schedule of Investments as of December 31, 2006

* The cost and unrealized appreciation (depreciation) of investments, as of December 31, 2006, as computed for federal income tax purposes, were as follows:

      Aggregate cost                                              $ 528,147,106
                                                                  =============
      Gross unrealized appreciation                               $  84,921,701
      Gross unrealized depreciation                                  (3,431,854)
                                                                  -------------
      Net unrealized appreciation                                 $  81,489,847
                                                                  =============

(a)   Non-income producing security.
(b) Investments in companies considered to be an affiliate of the Series, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      -----------------------------------------------------------------------------------------------------------------------
      Affiliate                                             Purchase             Sale          Realized     Interest/Dividend
                                                               Cost              Cost            Gain             Income
      -----------------------------------------------------------------------------------------------------------------------
      BlackRock Liquidity Series, LLC Cash
        Sweep Series                                               --        $   801,965**            --       $ 1,295,331

      BlackRock Liquidity Series, LLC Money
        Market Series                                       $ 333,600*                --              --       $    27,141

      Merrill Lynch & Co., Inc.                             $ 182,496        $ 2,314,352       $ 817,341       $    28,050

      PNC Financial Services Group, Inc.                    $ 785,284        $   902,268       $  92,349       $    23,444
      -----------------------------------------------------------------------------------------------------------------------

      *     Represents net purchase cost.
      **    Represents net sale cost.
(c)   Convertible security.
(d)   Security, or a portion of security, is on loan.
(e)   Represents the current yield as of December 31, 2006.
(f)   Depositary receipts.
(g)   Security was purchased with the cash proceeds from securities loans.
(h) All or portion of security held as collateral in connection with open financial futures contracts.
o For Series compliance purposes, the Series' industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Series management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.
o Financial futures contracts purchased as of December 31, 2006 were as follows:

      --------------------------------------------------------------------------------------
      Number of                               Expiration         Face            Unrealized
      Contracts            Issue                 Date            Value          Appreciation
      --------------------------------------------------------------------------------------
         162           S&P 500 Index           March 2007      $57,751,490        $ 98,710
      --------------------------------------------------------------------------------------

      See Notes to Financial Statements.

                                                  Master Enhanced S&P 500 Series

STATEMENT OF ASSETS AND LIABILITIES

As of  December 31, 2006
===============================================================================================================================
Assets:           Investments in unaffiliated securities, at value (including securities
                  loaned of $19,029,444) (identified cost-$469,582,385) ......................                    $ 558,502,644
                  Investments in affiliated securities, at value (identified cost-$50,924,096)                       51,134,309
                  Cash .......................................................................                          325,294
                  Receivables:
                        Securities sold ......................................................   $   1,755,041
                        Dividends ............................................................         772,925
                        Interest .............................................................           4,625
                        Securities lending ...................................................           2,130        2,534,721
                                                                                                 -------------
                  Prepaid expenses ...........................................................                            5,403
                                                                                                                  -------------
                  Total assets ...............................................................                      612,502,371
                                                                                                                  -------------
===============================================================================================================================
Liabilities:      Collateral on securities loaned, at value ..................................                       19,648,700
                  Payables:
                        Securities purchased .................................................       1,068,692
                        Withdrawals ..........................................................         334,234
                        Variation margin .....................................................         218,875
                        Other affiliates .....................................................           5,218
                        Investment adviser ...................................................           4,686        1,631,705
                                                                                                 -------------
                  Accrued expenses ...........................................................                           41,133
                                                                                                                  -------------
                  Total liabilities ..........................................................                       21,321,538
                                                                                                                  -------------
===============================================================================================================================
Net Assets:       Net assets .................................................................                    $ 591,180,833
                                                                                                                  =============
===============================================================================================================================
Net Assets        Investors' capital .........................................................                    $ 501,951,651
Consist of:       Unrealized appreciation-net ................................................                       89,229,182
                                                                                                                  -------------
                  Net assets .................................................................                    $ 591,180,833
                                                                                                                  =============
===============================================================================================================================

      See Notes to Financial Statements.

                                                  Master Enhanced S&P 500 Series

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2006
=================================================================================================================================
Investment          Dividends (including $51,494 from affiliates)
Income:               (net of $465 foreign withholding tax) ....................................                    $  10,607,197
                    Interest (including $1,295,331 from affiliates) ............................                        1,321,307
                    Securities lending-net .....................................................                           27,141
                                                                                                                    -------------
                    Total income ...............................................................                       11,955,645
                                                                                                                    -------------
=================================================================================================================================
Expenses:           Accounting services ........................................................   $      83,882
                    Professional fees ..........................................................          73,619
                    Custodian fees .............................................................          63,786
                    Investment advisory fees ...................................................          54,644
                    Trustees' fees and expenses ................................................           6,716
                    Printing and shareholder reports ...........................................           6,229
                    Pricing fees ...............................................................             638
                    Other ......................................................................          15,387
                                                                                                   -------------
                    Total expenses .............................................................                          304,901
                                                                                                                    -------------
                    Investment income-net ......................................................                       11,650,744
                                                                                                                    -------------
=================================================================================================================================
Realized &          Realized gain (loss) on:
Unrealized Gain        Investments-net (including $909,690 from affiliates) ....................      36,884,850
(Loss)-Net             Foreign currency transactions-net .......................................          (2,811)
                       Financial futures contracts-net .........................................       4,473,700
                       Options written-net .....................................................          65,430       41,421,169
                                                                                                   -------------
                    Change in unrealized appreciation/depreciation on:
                       Investments-net .........................................................      25,804,868
                       Financial futures contracts-net .........................................         773,558       26,578,426
                                                                                                   -------------    -------------
                    Total realized and unrealized gain-net .....................................                       67,999,595
                                                                                                                    -------------
                    Net Increase in Net Assets Resulting from Operations .......................                    $  79,650,339
                                                                                                                    =============
=================================================================================================================================

      See Notes to Financial Statements.

                                                  Master Enhanced S&P 500 Series

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                             For the
                                                                                                            Year Ended
                                                                                                           December 31,
                                                                                                  ------------------------------
                   Increase (Decrease) in Net Assets:                                                  2006             2005
================================================================================================================================
Operations:        Investment income-net ......................................................   $  11,650,744    $   9,040,500
                   Realized gain-net ..........................................................      41,421,169       21,447,347
                   Change in unrealized appreciation/depreciation-net .........................      26,578,426          559,865
                                                                                                  -------------    -------------
                   Net increase in net assets resulting from operations .......................      79,650,339       31,047,712
                                                                                                  -------------    -------------
================================================================================================================================
Capital            Proceeds from contributions ................................................      41,176,802      172,703,936
Transactions:      Fair value of withdrawals ..................................................     (42,346,836)     (37,325,571)
                                                                                                  -------------    -------------
                   Net increase (decrease) in net assets derived from capital transactions ....      (1,170,034)     135,378,365
                                                                                                  -------------    -------------
================================================================================================================================
Net Assets:        Total increase in net assets ...............................................      78,480,305      166,426,077
                   Beginning of year ..........................................................     512,700,528      346,274,451
                                                                                                  -------------    -------------
                   End of year ................................................................   $ 591,180,833    $ 512,700,528
                                                                                                  =============    =============
================================================================================================================================

      See Notes to Financial Statements.

                                                  Master Enhanced S&P 500 Series

FINANCIAL HIGHLIGHTS

                   The following ratios have                                         For the Year Ended December 31,
                   been derived from information provided          ---------------------------------------------------------------
                   in the financial statements.                      2006           2005          2004          2003         2002
==================================================================================================================================
Total Investment .............................................        15.64%          5.66%        11.51%        27.63%     (21.61%)
Return:                                                            ========       ========      ========      ========    ========
==================================================================================================================================
Ratios to          Expenses, net of reimbursement ............          .06%           .06%          .06%          .09%        .08%
Average Net                                                        ========       ========      ========      ========    ========
Assets:            Expenses ..................................          .06%           .06%          .06%          .09%        .18%
                                                                   ========       ========      ========      ========    ========
                   Investment income-net .....................         2.13%          1.79%         1.99%         1.70%       1.59%
                                                                   ========       ========      ========      ========    ========
==================================================================================================================================
Supplemental       Net assets, end of year (in thousands) ....     $591,181       $512,701      $346,274      $269,475    $159,592
Data:                                                              ========       ========      ========      ========    ========
                   Portfolio turnover ........................       178.95%        177.41%       119.58%        78.62%     101.85%
                                                                   ========       ========      ========      ========    ========
==================================================================================================================================

      See Notes to Financial Statements.

Master Enhanced S&P 500 Series

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Master Enhanced S&P 500 Series (the "Series"), a non-diversified investment company, is part of Quantitative Master Series Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, and is organized as a Delaware statutory trust. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Series, subject to certain limitations. The financial statements of the Series are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The following is a summary of significant accounting policies followed by the Series.

(a) Valuation of investments - Equity securities that are held by the Series that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Trust. Long positions traded in the over-the-counter ("OTC") market, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees of the Trust. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written or purchased are valued at the last sale price in the case of exchange-traded options. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Series from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless BlackRock Advisors, LLC (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc., believes that this method no longer produces fair valuations. Valuation of other short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost.

Repurchase agreements are valued at cost plus accrued interest. The Series employs pricing services to provide certain securities prices for the Series. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by the pricing services retained by the Trust, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Board of Trustees of the Trust. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Trust.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net assets of the Series are determined as of such times. Foreign currency exchange rates will generally be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Series' net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Trust's Board of Trustees or by the Manager using a pricing service and/or procedures approved by the Trust's Board of Trustees.

(b) Derivative financial instruments - The Series may engage in various portfolio investment strategies to provide liquidity or as a proxy for a direct investment in securities underlying the Series' Index. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

      o Financial futures contracts - The Series may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Series deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Series agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Series as unrealized gains or losses. When the contract is closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

      o Swaps - The Series may enter into swap agreements, which are OTC contracts in which the Series and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Series are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

      o Options - The Series may purchase and write call and put options. When the Series writes an option, an amount equal to the premium received by the Series is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Series enters into a closing transaction), the Series realizes a gain or loss on the option to the extent of the premiums received or paid (or loss or gain to the extent the cost of the closing transaction exceeds the premium paid or received).

            Written and purchased options are non-income producing investments.

      o Forward foreign exchange contracts - The Series may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Series as an unrealized gain or loss. When the contract is closed, the Series records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

      o Foreign currency options and futures - The Series may also purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the

            Series, sold by the Series but not yet delivered, or committed or anticipated to be purchased by the Series.

(c) Foreign currency transactions - Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Series invests in foreign securities, which may involve a number of risk factors and special considerations, not present with investments in securities of U.S. corporations.

(d) Income taxes - The Series is classified as a partnership for federal income tax purposes. As such, each investor in the Series is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Series. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates. It is intended that the Series' assets will be managed so an investor in the Series can satisfy the requirements of subchapter M of the Internal Revenue Code.

(e) Security transactions and investment income - Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.

(f) Securities lending - The Series may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Series and any additional required collateral is delivered to the Series on the next business day. Where the Series receives securities as collateral for the loaned securities, it receives a fee from the borrower. The Series typically receives the income on the loaned securities, but does not receive the income on the collateral. Where the Series receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Series may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Series could experience delays and costs in gaining access to the collateral. The Series also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(g) Recent accounting pronouncements - In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109". FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity including mutual funds before being measured and recognized in the financial statements. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The impact on the Portfolio's financial statements, if any, is currently being assessed.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the implications of FAS 157. At this time, its impact on the Portfolio's financial statements has not been determined.

2. Investment Advisory Agreement and Transactions with Affiliates:

On September 29, 2006, BlackRock, Inc. and Merrill Lynch & Co., Inc. ("Merrill Lynch") combined Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. ("MLIM"), and its affiliates, including Fund Asset Management, L.P. ("FAM"), with BlackRock, Inc. to create a new independent company. Merrill Lynch has a 49.8% economic interest and a 45% voting interest in the combined company and The PNC Financial Services Group, Inc., has approximately a 34% economic and voting interest. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members.

On September 29, 2006, the shareholders of the investors of the Series approved a new Investment Advisory Agreement for the Trust with the Manager. BlackRock Advisors, Inc. was recently reorganized into a limited liability company and renamed BlackRock Advisors, LLC. The new Investment Advisory Agreement between the Trust and the Manager became effective on September 29, 2006. Prior to September 29, 2006, FAM was the Trust's Manager. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly owned subsidiary of Merrill Lynch, which is the limited partner.

The Manager is responsible for the management of the Series' portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Series. For such services, the Series pays a monthly fee at an annual rate of .01% of the average daily value of the Series' net assets. In addition, the Manager has entered into a Sub-Advisory Agreement with BlackRock Investment Management, LLC ("BIM"), an affiliate of the Manager, under which the Manager pays the Sub-Advisor for services it provides a monthly fee at an annual rate that is a percentage of the management fee paid by the Series to the Manager.

The Trust, on behalf of the Series, has received an exemptive order from the Securities and Exchange Commission permitting the Series to lend its portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of Manager, or its affiliates. As of December 31, 2006, the Series lent securities with a value of $4,258,864 to MLPF&S or its affiliates. Pursuant to that order, the Trust has retained BIM as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. Prior to September 29, 2006, BIM was organized as Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM and MLIM, and MLIM, LLC was the securities lending agent. BIM, may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. For the year ended December 31, 2006, BIM received $11,689 in securities lending agent fees.

In addition, MLPF&S received $6,610 in commissions on the execution of portfolio security transactions for the Series for the year ended December 31, 2006.

For the year ended December 31, 2006, the Series reimbursed FAM and the Manager $8,945 and $2,613, respectively, for certain accounting services.

Prior to September 29, 2006, certain officers and/or trustees of the Trust were officers and/or directors of MLIM, PSI, FAM, Merrill Lynch, and/or MLIM, LLC.

Commencing September 29, 2006, certain officers and/or trustees of the Trust are officers and/or directors of BlackRock, Inc. or its affiliates.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2006 were $944,982,916 and $926,377,276, respectively.

Transactions in options written for the year ended December 31, 2006 were as follows:

===============================================================================
                                                      Number of        Premiums
Call Options Written                                  Contracts        Received
===============================================================================
Outstanding call options written,
  beginning of year ........................               --                --
Options written ............................            1,420         $ 122,206
Options expired ............................              (18)           (1,242)
Options exercised ..........................             (211)          (27,023)
Options closed .............................           (1,191)          (93,941)
                                                       ------------------------
Outstanding call options written,
  end of year ..............................               --         $      --
                                                       ========================
-------------------------------------------------------------------------------

===============================================================================
                                                      Number of        Premiums
Put Options Written                                   Contracts        Received
===============================================================================
Outstanding put options written,
  beginning of year ........................               --                --
Options written ............................            1,494         $ 109,652
Options expired ............................              (15)           (1,685)
Options exercised ..........................              (55)           (4,255)
Options closed .............................           (1,424)         (103,712)
                                                       ------------------------
Outstanding put options written,
  end of year ..............................               --         $      --
                                                       ========================
-------------------------------------------------------------------------------

4. Short-Term Borrowings:

The Trust, on behalf of the Series, along with certain other funds managed by the Manager and its affiliates (or FAM and its affiliates), is a party to a $500,000,000 credit agreement with a group of lenders. The Series may borrow under the credit agreement to Series shareholder redemptions and for other lawful purposes other than for leverage. The Series may borrow up to the maximum amount allowable under the Series' current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. On November 22, 2006, the credit agreement was renewed for one year under substantially the same terms. The Series pays a commitment fee of ..06% per annum based on the Series' pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Series' election, the federal funds rate plus .35% or a base rate as defined in the credit agreement. The Series did not borrow under the credit agreement during the year ended December 31, 2006.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Investors and Board of Trustees of Quantitative Master Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Master Enhanced S&P 500 Series, one of the portfolios constituting the Quantitative Master Series Trust (the "Trust"), as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Master Enhanced S&P 500 Series of the Quantitative Master Series Trust as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
February 26, 2007

                        QUANTITATIVE MASTER SERIES TRUST
                         Master Enhanced S&P 500 Series

    BlackRock Investment Advisory Agreement - Matters Considered by the Board

The following disclosure appeared in the June 30, 2006 Semi-Annual Report of the Series and is the discussion referred to in "New BlackRock Sub-Advisory Agreement - Matters Considered by the Board" below. The term "Investment Adviser"as used herein refers to Fund Asset Management, L.P.

New BlackRock Investment Advisory Agreement - Matters Considered by the Board

      In connection with the Transaction between Merrill Lynch and BlackRock, the Trust's Board of Trustees considered a new investment advisory agreement (the "New Investment Advisory Agreement") between the Trust and BlackRock Advisors, Inc. ("BlackRock Advisors"). If the New Investment Advisory Agreement is approved by shareholders, it will become effective upon the closing of the Transaction, which is expected in the third quarter of 2006.

      The Board discussed the New Investment Advisory Agreement at telephonic and in-person meetings held during April and May 2006. The Board, including the independent trustees, approved the New Investment Advisory Agreement on May 8, 2006.

      To assist the Board in its consideration of the New Investment Advisory Agreement, BlackRock provided materials and information about BlackRock, including its financial condition and asset management capabilities and organization, and Merrill Lynch provided materials and information about the Transaction. The independent trustees, through their independent legal counsel, also requested and received additional information from Merrill Lynch and BlackRock in connection with their consideration of the New Investment Advisory Agreement. The additional information was provided in advance of the May 2006 meeting. In addition, the independent trustees consulted with their counsel and counsel for the Trust on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to the trustees' deliberations.

      At the Board meetings, the trustees discussed with Merrill Lynch management and certain BlackRock representatives the Transaction, its strategic rationale and BlackRock's general plans and intentions regarding the Series and the Trust. At these Board meetings, representatives of Merrill Lynch and BlackRock made presentations to and responded to questions from the Board. The trustees also inquired about the plans for and anticipated roles and responsibilities of certain employees and officers of the Investment Adviser and certain affiliates being transferred to BlackRock in connection with the Transaction. The independent trustees of the Board also conferred separately and with their counsel about the Transaction and other matters related to the Transaction on a number of occasions, including in connection with the April and May 2006 meetings. After the presentations and after reviewing the written materials provided, the independent trustees met in executive sessions with their counsel to consider the New Investment Advisory Agreement.

      In connection with the Board's review of the New Investment Advisory Agreement, Merrill Lynch and/or BlackRock advised the trustees about a variety of matters. The advice included the following, among other matters:

      o that there is not expected to be any diminution in the nature, quality and extent of services provided to the Series and its shareholders by BlackRock Advisors, including compliance services;

      o that operation of New BlackRock as an independent investment management firm will enhance its ability to attract and retain talented professionals;

      o that the Series should benefit from having access to BlackRock's state of the art technology and risk management analytic tools, including investment tools, provided under the BlackRock Solutions(R) brand name;

      o that BlackRock has no present intention to alter any applicable expense waivers or reimbursements currently in effect and, while it reserves the right to do so in the future, it would seek the approval of the Board before making any changes;

      o that in connection with the Transaction, Merrill Lynch and BlackRock have agreed to conduct, and use reasonable best efforts to cause their respective affiliates to conduct, their respective businesses in compliance with the conditions of Section 15(f) of the Investment Company Act of 1940 (the "1940 Act") in relation to any public funds advised by BlackRock or the Investment Adviser (or its affiliates), respectively; and

      o that Merrill Lynch and BlackRock would derive benefits from the Transaction and that, as a result, they have a different financial interest in the matters that were being considered than do Series shareholders.

      The trustees considered the information provided by Merrill Lynch and BlackRock above, and, among other factors, the following:

      o the potential benefits to Series shareholders from being part of a combined fund family with BlackRock-sponsored funds, including possible economies of scale and access to investment opportunities;

      o the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of New BlackRock;

      o     the compliance policies and procedures of BlackRock Advisors;

      o the terms and conditions of the New Investment Advisory Agreement, including the fact that the schedule of the Series' total advisory fees will not increase by virtue of the New Investment Advisory Agreement, but will remain the same;

      o that in May and August 2005, the Board had performed a full annual review of the investment advisory agreement currently in effect for the Series (the "Current Investment Advisory Agreement") as required by the 1940 Act and has determined that the Investment Adviser has the capabilities, resources and personnel necessary to provide the advisory and administrative services currently provided to the Series; and that the advisory and/or management fees paid by the Series, taking into account any applicable agreed-upon fee waivers and breakpoints, represent reasonable compensation to the Investment Adviser in light of the services provided, the costs to the Investment Adviser of providing those services, economies of scale, the fees and other expenses paid by similar funds (including information provided by Lipper Inc. ["Lipper"], and such other matters as the trustees have considered relevant in the exercise of their reasonable judgment; and

      o that Merrill Lynch agreed to pay all expenses of the Series in connection with the Board's consideration of the New Investment Advisory Agreement and related agreements and all costs of shareholder approval of the New

            Investment Advisory Agreement and as a result the Series would bear no costs in obtaining shareholder approval of the New Investment Advisory Agreement.

      Certain of these considerations are discussed in more detail below.

      In its review of the New Investment Advisory Agreement, the Board assessed the nature, scope and quality of the services to be provided to the Series by the personnel of BlackRock Advisors and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. In its review of the New Investment Advisory Agreement, the Board also considered a range of information in connection with its oversight of the services to be provided by BlackRock Advisors and its affiliates. Among the matters considered were: (a) fees (in addition to management fees) to be paid to BlackRock Advisors and its affiliates by the Series; (b) operating expenses of the Series paid to third parties; (c) the resources devoted to and compliance reports relating to the investment objective, policies and restrictions of the Series, and its compliance with the Trust's Code of Ethics and BlackRock Advisors' compliance policies and procedures; and (d) the nature, cost and character of non-investment management services to be provided by BlackRock Advisors and its affiliates.

      In the period prior to the Board meetings to consider renewal of the Current Investment Advisory Agreement, the Board had requested and received materials specifically relating to the Current Investment Advisory Agreement. These materials included (a) information compiled by Lipper on the fees and expenses and the investment performance of the Series as compared to a comparable group of funds as classified by Lipper; (b) a discussion by the portfolio management team for the Series on investment strategies used by the Series during its most recent fiscal year; (c) information on the profitability to the Investment Adviser of the Current Investment Advisory Agreement and other payments received by the Investment Adviser and its affiliates from the Series and the Trust; and (d) information provided by the Investment Adviser concerning services related to the valuation and pricing of portfolio holdings of the Series, allocation of brokerage fees, portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and its affiliates from their relationship with the Series and the Trust.

      In their deliberations, the trustees considered information received in connection with their most recent continuation of the Current Investment Advisory Agreement, in addition to information provided by BlackRock and BlackRock Advisors in connection with their evaluation of the terms and conditions of the New Investment Advisory Agreement. The trustees did not identify any particular information that was all-important or controlling, and each trustee attributed different weights to the various factors. The trustees, including a majority of the independent trustees, concluded that the terms of the New Investment Advisory Agreement are appropriate, that the fees to be paid are reasonable in light of the services to be provided to the Series, and that the New Investment Advisory Agreement should be approved and recommended to Series shareholders.

      Nature, Quality and Extent of Services Provided. The Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of the Series, as well as the nature, quality and extent of services expected to be provided by BlackRock Advisors. The Board focused primarily on the Investment Adviser's investment advisory services and the investment performance of the Series, but also considered certain areas in which both the Investment Adviser and the Series receive services as part of the Merrill Lynch complex. The Board compared the performance of the Series - both including and excluding the effects of fees and expenses - to the performance of a comparable group of funds, and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years.

      In evaluating the nature, quality and extent of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreement, the trustees considered, among other things, the expected impact of the Transaction on the operations, facilities, organization and personnel of BlackRock Advisors and how it would affect the Series; the ability of BlackRock Advisors to perform its duties after the Transaction; and any anticipated changes to the current investment and other practices of the Series.

      The trustees were given information with respect to the potential benefits to the Series and its shareholders from having access to BlackRock's state of the art technology and risk management analytic tools, including the investment tools provided under the BlackRock Solutions brand name.

      The trustees were advised that, as a result of Merrill Lynch's equity interest in BlackRock after the Transaction, the Trust will continue to be subject to restrictions concerning certain transactions involving Merrill Lynch affiliates (for example, transactions with a Merrill Lynch broker-dealer acting as principal) absent revised or new regulatory relief. The trustees were advised that a revision of existing regulatory relief with respect to these restrictions was being sought from the Securities and Exchange Commission and were advised of the possibility of receipt of such revised regulatory relief. There can be no assurance that such relief will be obtained.

      Based on their review of the materials provided and the assurances they had received from the management of Merrill Lynch and of BlackRock, the trustees determined that the nature and quality of services to be provided to the Series under the New Investment Advisory Agreement were expected to be as good or better than that provided under the Current Investment Advisory Agreement. It was noted, however, that it is expected that there will be changes in personnel following the Transaction and the combination of the operations of the Investment Adviser and its affiliates with those of BlackRock. The trustees noted that if current portfolio managers or other personnel cease to be available, the Board would consider all available options, which could include seeking the investment advisory or other services of BlackRock affiliates. Accordingly, the trustees concluded that, overall, they were satisfied at the present time with assurances from BlackRock and BlackRock Advisors as to the expected nature, extent and quality of the services to be provided to the Series under the New Investment Advisory Agreement.

      Costs of Services Provided and Profitability. It was noted that, in conjunction with the recent review of the Current Investment Advisory Agreement, the trustees had received, among other things, a report from Lipper comparing the fees, expenses and performance of the Series to those of a peer group selected by Lipper, and information as to the fees charged by the Investment Adviser or its affiliates to other registered investment company clients for investment management services. The Board reviewed the contractual management fee rate and actual management fee rate of the Series as a percentage of total assets at common asset levels - the actual rate includes advisory fees and the effects of any fee waivers - compared to the other funds in its Lipper category. They also compared the total expenses of the Series to those of other comparable funds. The information showed that the Series had fees and expenses within the range of fees and expenses of comparable funds. The Board concluded that the management fee and fee rate and overall expense ratio of the Series are reasonable compared to those of other comparable funds.

      In evaluating the costs of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreement, the trustees considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the fact that the New Investment Advisory Agreement is substantially similar to the Current Investment Advisory Agreement in all material respects, including the rates of compensation, the trustees determined that the Transaction should not increase the total fees payable, including any fee waivers and expense reimbursements, for advisory and administrative services. The trustees noted that it was not possible to predict with certainty New BlackRock's future profitability from its relationship with the Series.

      The trustees discussed with BlackRock Advisors its general methodology to be used in determining New BlackRock's profitability with respect to its relationship with the Series and the Trust. The trustees noted that they expect to receive profitability information from New BlackRock on at least an annual basis and thus be in a position to evaluate whether any adjustments in fees and/or fee breakpoints of the Series would be appropriate.

      Fees and Economies of Scale. The Board considered the extent to which economies of scale might be realized as the assets of the Series increase and whether there should be changes in the management fee rate or structure in order to enable the Series to participate in these economies of scale. The Board determined that changes were not currently necessary and that the Series appropriately participated in these economies of scale.

      In reviewing the Transaction, the trustees considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on the fact that the New Investment Advisory Agreement is substantially similar to the Current Investment Advisory Agreement in all material respects, including the rate of compensation, the trustees determined that as a result of the Transaction, the total advisory fees of the Series would be no higher than the fees under the Current Investment Advisory Agreement. The trustees noted that in conjunction with their most recent deliberations concerning the Current Investment Advisory Agreement, the trustees had determined that the total fees for advisory and administrative services for the Series were reasonable in light of the services provided. It was noted that in conjunction with the recent review of the Current Investment Advisory Agreement, the trustees had received, among other things, a report from Lipper comparing the fees, expenses and performance of the Series to those of a peer group selected by Lipper, and information as to the fees charged by the Investment Adviser to other registered investment company clients for investment management services. The trustees concluded that, because the rates for advisory for the Series would be no higher than its current fee rates, the proposed management fee structure, including any fee waivers, was reasonable and that no additional changes were currently necessary.

      Fall-Out Benefits. In evaluating the fall-out benefits to be received by BlackRock Advisors under the New Investment Advisory Agreement, the trustees considered whether the Transaction would have an impact on the fall-out benefits received by the Investment Adviser by virtue of the Current Investment Advisory Agreement. Based on their review of the materials provided, including materials received in connection with their most recent approval or continuance of the Current Investment Advisory Agreement, and their discussions with management of the Investment Adviser and BlackRock, the trustees determined that those benefits could include increased ability for BlackRock to distribute shares of its funds and other investment products and to obtain research services using the Series' portfolio transaction brokerage commissions. The trustees noted that any benefits were difficult to quantify with certainty at this time, and indicated that they would continue to evaluate them going forward.

      Investment Performance. The trustees considered investment performance for the Series. The trustees compared the Series' performance -- both including and excluding the effects of fees and expenses -- to the performance of a comparable group of funds, and the performance of a relevant index or combination of indexes. The comparative information received from Lipper showed Series performance at various levels within the range of performance of comparable funds over different time periods. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance over relatively long periods of time, typically three to five years. The trustees believed the performance of the Series was satisfactory. Also, the trustees took into account the investment performance of funds currently advised by BlackRock Advisors. The Board considered comparative information from Lipper which showed that the performance of the funds advised by BlackRock Advisors was within the range of performance of comparable funds over different time periods. The Board noted BlackRock's considerable investment management experience and capabilities, but was unable to predict what effect, if any, consummation of the Transaction would have on the future performance of the Series.

      Conclusion. After the independent trustees of the Trust deliberated in executive session, the entire Board, including the independent trustees, approved the New Investment Advisory Agreement on behalf of the Series, concluding that the advisory fee rate was reasonable in relation to the services provided and that the

New Investment Advisory Agreement was in the best interests of the shareholders. In approving the New Investment Advisory Agreement, the Board noted that it anticipated reviewing the continuance of the agreement in advance of the expiration of the initial two-year period.

Contingent BlackRock Sub-Advisory Agreement - Matters Considered by the Board

      At the telephonic and in-person meetings held during April and May 2006 at which the Board discussed and approved the New Investment Advisory Agreement, the Board of Trustees, including the independent trustees, also discussed and approved a contingent sub-advisory agreement (the "Contingent Sub-Advisory Agreement") between the Investment Adviser and BlackRock Advisors (the "BlackRock Sub-Adviser"). The Contingent Sub-Advisory Agreement is intended to ensure that the Series operates with efficient portfolio management services until the closing of the Transaction, in the event that the Board deems it necessary and in the best interests of a series and its shareholders that the BlackRock Sub-Adviser assist in managing the operations of the series during the interim period until the closing of the Transaction. If shareholders approve the Contingent Sub-Advisory Agreement, it will take effect only upon recommendation from the Investment Adviser and upon subsequent approval of the Board in the period up to the closing of the Transaction. The effectiveness of the Contingent Sub-Advisory Agreement, therefore, would be contingent on further Board approval after shareholders approve it. Pursuant to each Contingent Sub-Advisory Agreement, the BlackRock Sub-Adviser would receive a monthly fee from the Investment Adviser equal to 50% of the advisory fee received by the Adviser. The Investment Adviser would pay the BlackRock Sub-Adviser out of its own resources. There would be no increase in Series expenses as a result of the Contingent Sub-Advisory Agreement.

      In making its approval at the May in-person meeting, the Board considered the Contingent Sub-Advisory Agreement in conjunction with the New Investment Advisory Agreement and reviewed the same information and factors discussed above. The Board also considered in conjunction with the Contingent Sub-Advisory Agreement the necessity of ensuring that the Series operates with effective management services until the closing of the Transaction. In reviewing the sub-advisory fee rate provided in the Contingent Sub-Advisory Agreement, the Board took note of the fact that both the Investment Adviser and the BlackRock Sub-Adviser would have significant responsibilities under their respective advisory agreements. The Investment Adviser would remain responsible for oversight of the operations and administration of the Series and the BlackRock Sub-Adviser would provide advisory services to the Series under the Contingent Sub-Advisory Agreement. The Board also took into account the expected short duration of the term of any Contingent Sub-Advisory Agreement and the fact that total advisory fees paid by the Series would not increase as a result of the Contingent Sub-Advisory Agreement. Under all of the circumstances, the Board concluded that it was a reasonable allocation of fees for the BlackRock Sub-Adviser to receive 50% of the advisory fee paid by the Series to the Investment Adviser.

After the independent trustees deliberated in executive session, the entire Board, including the independent trustees, approved the Contingent Sub-Advisory Agreement, concluding that the advisory fee was reasonable in relation to the services provided and that the Contingent Sub-Advisory Agreement was in the best interests of shareholders.

     New BlackRock Sub-Advisory Agreement - Matters Considered by the Board

At an in-person meeting held on August 16-17, 2006, the Board of Trustees, including the independent trustees, discussed and approved the sub-advisory agreement with respect to the Series between BlackRock Advisors, LLC (previously organized as BlackRock Advisors, Inc.) ("BlackRock Advisors") and BlackRock Investment Management, LLC (the "Sub-Adviser") (the "BlackRock Sub-Advisory Agreement"). The BlackRock Sub-Advisory Agreement became effective on September 29, 2006, at the same time the New Investment Advisory Agreement with BlackRock Advisors (which had been approved by the Series' shareholders) became effective.

Pursuant to the BlackRock Sub-Advisory Agreement, the Sub-Adviser receives a monthly fee from BlackRock Advisors at an annual rate equal to 74% of the advisory fee received by BlackRock Advisors from the Series. BlackRock Advisors pays the Sub-Adviser out of its own resources, and there is no increase in Series expenses as a result of the BlackRock Sub-Advisory Agreement.

In approving the BlackRock Sub-Advisory Agreement at the August in-person meeting, the Board reviewed its considerations in connection with its approval of the New Investment Advisory Agreement in May 2006. The Board relied on the same information and considered the same factors as those discussed above in connection with the approval of the New Investment Advisory Agreement, and came to the same conclusions. In reviewing the sub-advisory fee rate provided for in the BlackRock Sub-Advisory Agreement, the Board noted the fact that both BlackRock Advisors and the Sub-Adviser have significant responsibilities under their respective advisory agreements. Under the New Investment Advisory Agreement, BlackRock Advisors remains responsible for the overall management of the Series and for oversight of the Series' operations and administration. Under the BlackRock Sub-Advisory Agreement, the Sub-Adviser provides advisory services to the Series and is responsible for the day-to-day management of the Series' portfolio. The Board also took into account the fact that there is no increase in total advisory fees paid by the Series as a result of the BlackRock Sub-Advisory Agreement. Based on its considerations, the Board concluded that it was a reasonable allocation of fees for the Sub-Adviser to receive a fee at an annual rate equal to 74% of the advisory fee paid by the Series to BlackRock Advisors.

After the independent trustees deliberated in executive session, the entire Board, including the independent trustees, approved the BlackRock Sub-Advisory Agreement, concluding that the sub-advisory fee was reasonable in relation to the services provided and that the BlackRock Sub-Advisory Agreement was in the best interests of the Series' shareholders.

Officers and Trustees

                                                                                                      Number of
                                                                                                      Funds and
                                                                                                     Portfolios
                                                                                                       in Fund        Other Public
                            Position(s)   Length                                                       Complex        Directorships
                             Held with    of Time     Principal Occupation(s) During Past 5          Overseen by         Held by
   Name      Address & Age    Trust       Served                     Years                             Trustee           Trustee
===================================================================================================================================
Interested Trustees
===================================================================================================================================
Robert C.   P.O. Box 9011  President    2005 to    Vice Chairman and Director of BlackRock, Inc.,    122 Funds            None
Doll, Jr.*  Princeton, NJ  and          present    Global Chief 168 Portfolios Investment Officer
            08543-9011     Trustee                 for Equities, Chairman of the BlackRock Retail
            Age: 52                                Operating Committee, and member of the BlackRock
                                                   Executive Committee since 2006; President of the
                                                   Funds advised by Merrill Lynch Investment
                                                   Managers, L.P. ("MLIM") and its affiliates
                                                   ("MLIM/FAM-advised funds") from 2005 to 2006 and
                                                   Chief Investment Officer thereof from 2001 to
                                                   2006; President of MLIM and Fund Asset Management,
                                                   L.P. ("FAM") from 2001 to 2006; Co-Head (Americas
                                                   Region) thereof from 2000 to 2001 and Senior Vice
                                                   President from 1999 to 2001; President and
                                                   Director of Princeton Services, Inc. ("Princeton
                                                   Services") and President of Princeton
                                                   Administrators, L.P. ("Princeton Administrators")
                                                   from 2001 to 2006; Chief Investment Officer of
                                                   Oppenheimer Funds, Inc. in 1999 and Executive Vice
                                                   President thereof from 1991 to 1999.
            ------------------------------------------------------------------------------------------------------------------------
            *     Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which
                  BlackRock Advisors, LLC and its affiliates act as an investment adviser. Mr. Doll is an "interested person," as described in the Investment Company Act, of the Fund based on his positions with BlackRock, Inc. and its affiliates. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Trust President, Mr. Doll serves at the pleasure of the Board of Trustees.
------------------------------------------------------------------------------------------------------------------------------------

===================================================================================================================================
Independent Trustees*
===================================================================================================================================
Donald W.   P.O. Box 9095  Trustee      2002 to    General Partner of The Burton Partnership,        21 Funds        Knology,  Inc.,
Burton      Princeton, NJ               present    Limited partnership (an investment partnership)   38 Portfolios   (tele-
            08543-9095                             since 1979; Managing General Partner of The                       communications)
            Age: 62                                South Atlantic Venture Funds since 1983; Member                   Symbion, Inc.
                                                   of the Investment Advisory Council of the Florida                 (healthcare);
                                                   State Board of Administration since 2001.                         Capital
                                                                                                                     Southwest
                                                                                                                     (financial)
------------------------------------------------------------------------------------------------------------------------------------
John        P.O. Box 9095  Trustee      2005 to    President and Chief Executive Officer of          21 Funds        Cabot
Francis     Princeton, NJ               present    Allmerica Financial Corporation (financial        38 Portfolios   Corporation
O'Brien     08543-9095                             services holding company) from 1995 to 2002 and                   (chemicals),
            Age: 63                                Director from 1995 to 2003; President of                          LKQ Corporation
                                                   Allmerica Investment Management Co., Inc.                         (auto parts
                                                   (investment adviser) from 1989 to 2002; Director                  manufacturing);
                                                   from 1989 to 2002 and Chairman of the Board from                  TJX Companies,
                                                   1989 to 1990; President, Chief Executive Officer                  Inc. (retailer)
                                                   and Director of First Allmerica Financial Life
                                                   Insurance Company from 1989 to 2002 and Director
                                                   of various other Allmerica Financial companies
                                                   until 2002; Director from 1989 to 2006, Member of
                                                   the Governance Nominating Committee from 2004 to
                                                   2006, Member of the Compensation Committee from
                                                   1989 to 2006 and Member of the Audit Committee
                                                   from 1990 to 2004 of ABIOMED; Director, Member of
                                                   the Governance and Nomination Committee and
                                                   Member of the Audit Committee of Cabot
                                                   Corporation since 1990; Director and Member of
                                                   the Audit Committee and Compensation Committee of
                                                   LKQ Corporation since 2003; Lead Director of TJX
                                                   Companies, Inc. since 1996; Trustee of the Woods
                                                   Hole Oceanographic Institute since 2003;
                                                   Director, Ameresco, Inc since 2006; Director,
                                                   Boston Lyric Opera since 2002.
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                      Number of
                                                                                                      Funds and
                                                                                                     Portfolios
                                                                                                       in Fund        Other Public
                            Position(s)   Length                                                       Complex        Directorships
                             Held with    of Time     Principal Occupation(s) During Past 5          Overseen by         Held by
   Name      Address & Age    Trust       Served                     Years                             Trustee           Trustee
===================================================================================================================================
Independent Trustees (concluded)
===================================================================================================================================
David H.    P.O. Box 9095  Trustee      2003 to    Director, Ruckleshaus Institute and Haub School   21 Funds       None
Walsh       Princeton, NJ               present    of Natural Resources at the University of         38 Portfolios
            08543-9095                             Wyoming since 2006; Consultant with Putnam
            Age: 65                                Investments from 1993 to 2003 and employed in
                                                   various capacities therewith from 1973 to 1992;
                                                   Director, Massachusetts Audubon Society from 1990
                                                   to 1997; Director, The National Audubon Society
                                                   from 1998 to 2005; Director, The American Museum
                                                   of Fly Fishing since 1997.
------------------------------------------------------------------------------------------------------------------------------------
Fred G.     P.O. Box 9095  Trustee      2000 to    Managing Director of FGW Associates since 1997;   21 Funds       Watson
Weiss**     Princeton, NJ               present    Vice President, Planning, Investment and          38 Portfolios  Pharmaceuticals,
            08543-9095                             Development of Warner Lambert Co. from 1979 to                   Inc.
            Age: 65                                1997; Director of the Michael J. Fox Foundation                  (pharmaceutical
                                                   for Parkinson's Research since 2000; Director of                 company)
                                                   BTG International, Plc (a global technology
                                                   commercialization company) since 2001.
------------------------------------------------------------------------------------------------------------------------------------
             * Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
            ** Chairman of the Board of Trustees and the Audit Committee.
===================================================================================================================================
Trust Officers
===================================================================================================================================
Donald C.   P.O. Box 9011  Vice         1997 to    Managing Director of BlackRock since 2006;
Burke       Princeton, NJ  President    present    Managing Director of Merrill Lynch Investment
            08543-9011     and          and 1999   Managers, L.P. and Fund Asset Management, L.P.
            Age: 46        Treasurer    to         in 2006; First Vice President of MLIM and FAM
                                        present    from 1997 to 2005 and Treasurer thereof from 1999
                                                   to 2006; Vice President of MLIM and FAM from 1990
                                                   to 1997.
------------------------------------------------------------------------------------------------------------------------------------
Debra L.    P.O. Box 9011  Vice         2005 to    Director of BlackRock, Inc. since 2006;
Jelilian    Princeton, NJ  President    present    Director of MLIM from 1999 to 2006.
            08543-9011
            Age: 39
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey L.  P.O. Box 9011  Vice         2005 to    Director of BlackRock, Inc. since 2006;
Russo       Princeton, NJ  President    present    Director of MLIM from 2004 to 2006; Vice
            08543-9011                             President of MLIM from 1994 to 2004.
            Age: 39
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey     P.O Box 9011   Fund Chief   2004 to    Managing Director of BlackRock, Inc. and Fund
Hiller      Princeton, NJ  Compliance   present    Chief Compliance Officer since 2006; Chief
            08534          Officer                 Compliance Officer of the MLIM/FAM-advised funds
            Age: 55                                and First Vice President and Chief Compliance
                                                   Officer of MLIM (Americas Region) from 2004 to
                                                   2006; Chief Compliance Officer of the IQ Funds
                                                   since 2004; Global Director of Compliance at
                                                   Morgan Stanley Investment Management from 2002 to
                                                   2004; Managing Director and Global Director of
                                                   Compliance at Citigroup Asset Management from
                                                   2000 to 2002; Chief Compliance Officer at Soros
                                                   Fund Management in 2000; Chief Compliance
                                                   Officer at Prudential Financial from 1995 to
                                                   2000; Senior Counsel in the Securities and
                                                   Exchange Commission's Division of Enforcement in
                                                   Washington, D.C. from 1990 to 1995.
------------------------------------------------------------------------------------------------------------------------------------

Officers and Trustees (concluded)

                           Position(s)   Length
                            Held with    of Time          Principal Occupation(s) During Past
   Name     Address & Age    Trust       Served                        5 Years
===================================================================================================================================
Trust Officers (concluded)
===================================================================================================================================
Alice A.    P.O. Box 9011  Secretary    2004 to    Director of BlackRock, Inc. since 2006; Director
Pellegrino  Princeton, NJ               present    (Legal Advisory) of MLIM from 2002 to 2006; Vice
            08543-9011                             President of MLIM from 1999 to 2002; Attorney
            Age: 46                                associated with MLIM from 1997 to 2006; Secretary
                                                   of MLIM, FAM, FAM Distributors, Inc. and Princeton
                                                   Services from 2004 to 2006.

------------------------------------------------------------------------------------------------------------------------------------
            * Officers of the Trust serve at the pleasure of the Board of Trustees.

              Further information about the Trust's Officers and Trustees is available in the Trust's Statement of Additional
              Information, which can be obtained without charge by calling 1-800-441-7762.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

JPMorgan Chase Bank
3 Chase MetroTech Center
Brooklyn, NY 11245

Transfer Agent

PFPC Inc.
Wilmington, DE 19809

Availability of Quarterly Schedule of Investments

      The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Series' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Series' Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Series uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Series voted proxies relating to securities held in the Series' portfolio during the most recent 12-month period ended December 31st is available (1) at www.blackrock.com; and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Proxy Results

During the six-month period ended December 31, 2006, Master Enhanced S&P 500 Series of Quantitative Master Series Trust's interest holders voted on the following proposals, which were approved at a special interest holders' meeting on September 15, 2006. A description of the proposals and number of units of interest voted are as follows:

                                                                Units of Interest   Units of Interest   Units of Interest
                                                                    Voted For         Voted Against       Voted Abstain
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
To approve a new investment advisory agreement with
BlackRock Advisors, Inc.                                           549,454,553              0                   0
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
To approve a contingent subadvisory agreement with
BlackRock Advisors, Inc.                                           549,454,553              0                   0
-------------------------------------------------------------------------------------------------------------------------

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Donald W. Burton, (2) Laurie Simon Hodrick (resigned as of May 1, 2006), (3) John
         F. O'Brien, (4) David H. Walsh and (5) Fred G. Weiss.

         The registrant's board of directors has determined that Laurie Simon Hodrick qualifies as a financial expert pursuant to Item 3(c)(4) of Form N-CSR.

         Ms. Hodrick has a thorough understanding of generally accepted accounting principals, financial statements, and internal controls and procedures for financial reporting. Ms. Hodrick earned a Ph.D. in economics and has taught courses in finance for over 15 years. Her M.B.A.-level course centers around the evaluation and analysis of firms' corporate financial statements. She has also taught in financial analysts' training programs. Ms. Hodrick has also worked with several prominent corporations in connection with the analysis of financial forecasts and projections and analysis of the financial statements of those companies, serving on the Financial Advisory Council of one of these major corporations. She has also served as the Treasurer and Finance Chair of a 501(c)(3) organization. Ms. Hodrick has published a number of articles in leading economic and financial journals and is the associate editor of two leading finance journals.

Item 4 - Principal Accountant Fees and Services

         (a) Audit Fees -         Fiscal Year Ending December 31, 2006 - $33,400
                                  Fiscal Year Ending December 31, 2005 - $33,000

         (b) Audit-Related Fees - Fiscal Year Ending December 31, 2006 - $0
                                  Fiscal Year Ending December 31, 2005 - $0

         (c) Tax Fees -           Fiscal Year Ending December 31, 2006 - $9,200
                                  Fiscal Year Ending December 31, 2005 - $8,700

         The nature of the services include tax compliance, tax advice and tax planning.

         (d) All Other Fees -     Fiscal Year Ending December 31, 2006 - $0
                                  Fiscal Year Ending December 31, 2005 - $0

         (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

         (e)(2) 0%

         (f) Not Applicable

         (g) Fiscal Year Ending December 31, 2006 - $3,071,450
             Fiscal Year Ending December 31, 2005 - $5,577,771

         (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

         Regulation S-X Rule 2-01(c)(7)(ii) - $1,739,500, 0%

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - As of September 29, 2006, with the conclusion of the combination of Merrill Lynch's asset management business with BlackRock, the registrant was migrated to BlackRock's trading and compliance monitoring systems, and various personnel changes occurred. In conjunction with these business improvements, there were no changes in the registrants internal control over financial reporting (as defined in Rule 30a-3(d) under Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Master Enhanced S&P 500 Series of Quantitative Master Series Trust


By: /s/ Robert C. Doll, Jr.
    --------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Master Enhanced S&P 500 Series of Quantitative Master Series Trust

Date: February 20, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    --------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Master Enhanced S&P 500 Series of Quantitative Master Series Trust

Date: February 20, 2007


By: /s/ Donald C. Burke
    --------------------------
    Donald C. Burke,
    Chief Financial Officer of
    Master Enhanced S&P 500 Series of Quantitative Master Series Trust

Date: February 20, 2007